                                                                 EXHIBIT 10.1.3


                                EXHIBIT A

                          SCHEDULE OF PARTNERS
            ALLOCATION OF PARTNERSHIP UNITS, PERCENTAGE INTERESTS
          AND THE AGREED UPON VALUE OF NON-CASH CAPITAL CONTRIBUTIONS




 Date                                                          Value of non-cash      Partnership     Approx. Percentage Federal ID#
Admitted  Name and address of partners                         capital contribution   units issued         Interests
--------  ----------------------------                         ------------------     ------------         ---------     -----------
2/12/1997 Golf Legends Ltd., Inc.                                 $ 30,647,030           1,532,352           11.93%     57-0886834
          1500 Legends Drive
          Myrtle Beach, SC 29577

2/12/1997 Seaside Resorts Ltd., Inc.                              $ 16,129,118             806,456            6.28%     57-0729308
          1500 Legends Drive
          Myrtle Beach, SC 29577

2/12/1997 Heritage Golf Club, Ltd., Inc.                          $ 16,031,230    801,561                                57-0818596
          1500 Legends Drive
          Myrtle Beach, SC 29577

 1/6/1999 Heritage (conversion)                                                   (11,700)
                                                                                          --------
                                                                                           789,861            6.15%

2/12/1997 Legends of Virginia L.C                                 $ 11,963,738             598,187            4.66%      57-1003883
          1500 Legends Drive
          Myrtle Beach, SC 29577

2/12/1997 Northgate                                               $  3,797,071             189,854                       76-0527250
          16450 Northgate Forest Drive
          Houston, TX 77068

5/20/1998 Northgate (redemption)                                  $   (158,969)             (5,000)

 1/6/1999 Northgate (conversion)                                  $                        (30,000)

                                                                  -------------           --------
          Northgate Total                                         $  3,638,102             154,854             1.21%


                                EXHIBIT A

                          SCHEDULE OF PARTNERS
            ALLOCATION OF PARTNERSHIP UNITS, PERCENTAGE INTERESTS
          AND THE AGREED UPON VALUE OF NON-CASH CAPITAL CONTRIBUTIONS


 Date                                                          Value of non-cash      Partnership     Approx. Percentage Federal ID#
Admitted  Name and address of partners                         capital contribution   units issued         Interests
--------  ----------------------------                         ------------------     ------------         ---------     -----------
2/12/1997  Olde Atlanta Golf Club Limited Partnership              $ 1,444,926         72,246                            36-3834881
                     c/o The Crescent Company
                     1580 S. Milwaukee Ave., Suite 101
                     Libertyville, IL 60048

4/13/1998  Olde Atlanta (redemption)                               $  (62,837.60)     (2,000)

5/20/1998  Olde Atlanta (redemption)                               $  (64,017.60)     (2,000)

8/21/1998  Olde Atlanta (redemption)                               $  (52,387.50)      (1,500)

12/10/1998 Olde Atlanta (redemption)                               $  (30,166.11)     (1,150)

1/20/1999  Olde Atlanta (redemption)                               $  (66,078.50)     (2,500)

4/6/1999   Olde Atlanta (conversion)                               $         -        (2,000)

5/1/1999   Olde Atlanta (recapitalization)                         $   683,967        30,826

5/27/1999  Olde Atlanta (conversion)                                                  (2,000)

7/15/1999  Olde Atlanta (conversion)                                                  (3,500)

1/10/2000  Olde Atlanta (conversion)                                                  (3,300)

1/26/2000  Olde Atlanta (conversion)                                                  (4,100)

4/28/2000  Olde Atlanta (correction from 3/24/99)                                      2,000

8/14/2000  Olde Atlanta (conversion)                                                 (10,600)


                                                                     -------------           --------
           Olde Atlanta Total                                       $1,853,405.98              70,422           0.55%

2/12/1997  Bright's Creek Development Co. LLC                       $   2,119,005             105,950           0.83%     63-1120089
           104 Cotton Creek Drive
           Gulf Shores, AL 36542

10/31/1996 David Dick Joseph                                                          12,500                    0.00%    ###-##-####
           14 North Adger's Wharf
           Charleston, SC 29401

12/14/1999 David Dick Joseph (conversion)                                            (12,500)
                                                                      --------------------------
                                                                                      -             -
2/4/1997   W. Bradley Blair, II                                     $     -                    12,500           0.10%     354-367874
           14 North Adger's Wharf
           Charleston, SC 29401

                                 EXHIBIT A

                          SCHEDULE OF PARTNERS
            ALLOCATION OF PARTNERSHIP UNITS, PERCENTAGE INTERESTS
          AND THE AGREED UPON VALUE OF NON-CASH CAPITAL CONTRIBUTIONS


Date                                                     Value of non-cash       Partnership     Approx. Percentage Federal ID#
Admitted  Name and address of partners                    capital contribution   units issued         Interests
--------  ----------------------------                    ------------------     ------------         ---------     -----------

2/4/1997  James Hoppenrath                                 $       -          3,750                     0.00%       ###-##-####
          109 E. Bay Street
          Charleston, SC 29401

1/6/2000  James Hoppenrath (conversion)                                      (3,750)
                                                            -------------           ----------
                                                           $       -                      -
6/20/1997 Golf Host Resorts, Inc.                          $       -         274,039                     0.00%        84-0631130
          c/o Starwood Capital Group, LP
          Three Pickwick Plaza, Suite 250
          Greenwich, CT 06830

3/3/2000  Golf Host (conversion)                                           (274,039)
                                                                          ---------------------
                                                                                          -
9/2/1997  John J. Rainieri, Sr                             $ 3,198,168               114,237            0.89%      ###-##-####
          Betty Rainieri                                                                                           ###-##-####
          4350 Mayfair Road
          Uniontown, OH 44685

9/2/1997  Raintree Country Club, Inc.                      $   204,138                 7,292            0.06%       34-1736212
          4350 Mayfair Road
          Uniontown, OH 44685

                                 EXHIBIT A
                          SCHEDULE OF PARTNERS
            ALLOCATION OF PARTNERSHIP UNITS, PERCENTAGE INTERESTS
          AND THE AGREED UPON VALUE OF NON-CASH CAPITAL CONTRIBUTIONS


 Date                                                     Value of non-cash       Partnership     Approx. Percentage Federal ID#
Admitted  Name and address of partners                    capital contribution   units issued         Interests
--------  ----------------------------                    ------------------     ------------         ---------     -----------
9/30/1997 Eagle Watch Golf Club, Limited Partnership          $ 1,890,682   70,158                                   36-3903287
           c/o E. Neal Trogdon
           The Crescent Company
           1580 South Milwaukee Avenue, Suite 101
           Libertyville, IL 60048

 11/2/1998 Eagle Watch (redemption)                           $ (64,199.00) (2,150)

 5/21/1999 Eagle Watch  (conversion)                                        (1,250)

 4/28/2000 Eagle Watch (correction from 3/24/99)                            (2,000)


                                                              --------------          -------
           Eagle Watch Total                                  $  1,826,483            64,758               0.50%


10/17/1997 Properties of the Country, Inc.                    $   500,000             19,231               0.15%     48-1157265
           908 N. 2nd Street East
           Louisburg, KS 66053

11/25/1997 Granite Golf Corporation                           $   650,000    24,424                                  86-0926890
           1510 N. Hayden Road, Suite 7
           Scottsdale, AZ 85260

7/2/1999 Granite Golf (redemption)                            $  (200,257)   (8,393)

7/27/1999 Granite Golf  (redemption)                          $  (237,935)   (10,354)

8/13/1999 Granite Golf  (redemption)                          $  (125,746)   (5,677)

8/13/1999 Residual Value                                      $ (86,062.00)

          (Value at Issue-Value at Redemption)                         -                 -                 0.00%
                                                                   ---------------  ----------

                                EXHIBIT A

                          SCHEDULE OF PARTNERS
            ALLOCATION OF PARTNERSHIP UNITS, PERCENTAGE INTERESTS
          AND THE AGREED UPON VALUE OF NON-CASH CAPITAL CONTRIBUTIONS




 Date                                                     Value of non-cash       Partnership     Approx. Percentage Federal ID#
Admitted  Name and address of partners                    capital contribution   units issued         Interests
--------  ----------------------------                    ------------------     ------------         ---------     -----------
12/19/1997 Stonehenge Golf Development, LLC                   $ 4,500,000   169,811                     0.73%       56-2027442
           90 Mallet Hill Road
           Columbia, SC 29223

1/10/2000 Stonehenge Golf (conversion)                                     (50,000)

6/20/2000 Stonehenge Golf (conversion)                                     (25,471)

                                                            --------------         --------
                                                               $ 4,500,000           94,340

1/16/1998 Mystic Creek Golf Club, Limited Partnership          $ 1,500,000           52,724              0.41%      38-3187304
          32605 West 12 Mile Road
          Suite 350
          Farmington Hills, MI 48334

2/1/1998  Okeechobee Championship Golf, Inc.                   $ 6,138,369          227,347(1)           1.77%      65-0115196
          2100 Emerald Dunes Drive
          West Palm Beach, FL 33411

(1) Includes 218,088 Class A Common Units issued with a valuation of $5,888,376 and 9,259 Class B Common OP Units issued with a valuation of $249,993


5/22/1998 Eagle Ridge Lease Company LLC                       $ 1,198,750           35,794              0.28%     52-2099405
          16100 N. Greenway-Hayden Loop
          Scottsdale, AZ 85260

5/28/1998 Golf Classic Resorts, LLC                           $   879,995   26,357                      0.00%     85-0453484
          536 South Avenue
          Glencoe, IL 60022

11/26/1999 Golf Classic Resorts (redemption)                  $  (199,633) (11,577)

12/31/1999 Golf Classic Resorts (redemption)                  $   (34,517) (2,060)

2/7/2000 Golf Classic Resorts (redemption)                    $  (221,408) (12,720)

2/7/2000 Residual Value                                       $  (424,437)

           (Value at Issue-Value at Redemption)              --------------------------
                                                                    -            -
8/28/1998 Osage National Golf Club LLC                        $ 3,451,068   124,700                               43-1735431
           900 Hickory Street
           St. Louis, MO 63104

6/30/1999 Osage (Redemption)                                  $(1,393,382) (58,576)

6/20/2000 Osage (Redemption)                                  $(1,055,101) (66,124)

6/20/2000 Residual Value                                      $(1,002,585)

           (Value at Issue-Value at Redemption)              -----------------          ------------
                                                                        -                       -
                                                                                                           0.00%

                                EXHIBIT A

                          SCHEDULE OF PARTNERS
            ALLOCATION OF PARTNERSHIP UNITS, PERCENTAGE INTERESTS
          AND THE AGREED UPON VALUE OF NON-CASH CAPITAL CONTRIBUTIONS




 Date                                                     Value of non-cash       Partnership     Approx. Percentage Federal ID#
Admitted  Name and address of partners                    capital contribution   units issued         Interests
--------  ----------------------------                    ------------------     ------------         ---------     -----------
12/14/1998 Brentwood  Golf & Country Club, Inc.              $   650,000   24,482                         0.00%     38-3148750
           4801 Faircourt, West Bloomfield, MI 48322
           PO Box 386, Union Lake, MI 48387

6/20/2000  Brentwood (Redemption)                            $  (390,645)  (24,482)

6/20/2000  Residual Value

           (Value at Issue-Value at Redemption)             $ (259,355)
                                                             --------------        -----------
                                                                   -                     -
12/22/1998 Gutta-Percha Golf, Inc.                           $  870,000     32,986                        0.00%     95-4493507
           365 W. California Blvd.  Suite 2
           Pasadena, CA  91105

9/5/2000   Palm Desert (Redemption)                          $ (460,785)   (32,986)

9/5/2000   Residual Value                                    $ (409,215)

           (Value at Issue-Value at Redemption)
                                                             ---------------
                                                             $     -

2/4/1997   GTA LP, Inc.                                      $     -                  8,127,980           63.29%      58-2290326
           14 North Adger's Wharf
           Charleston, SC 29401

2/4/1997   GTA GP, Inc.                                      $     -                     27,553            0.21%      58-2290217
           14 North Adger's Wharf
           Charleston, SC 29401

Total Common OP Units                                                                    12,841,838          100.00%

                                EXHIBIT A

                          SCHEDULE OF PARTNERS
            ALLOCATION OF PARTNERSHIP UNITS, PERCENTAGE INTERESTS
          AND THE AGREED UPON VALUE OF NON-CASH CAPITAL CONTRIBUTIONS




 Date                                                        Value of non-cash       Partnership     Approx. Percentage Federal ID#
Admitted  Name and address of partners                       capital contribution   units issued         Interests
--------  ----------------------------                       ------------------     ------------         ---------     ----------
                                  Series A Preferred OP Units
4/2/1999  GTA LP, Inc.                                            20,000,000            800,000               100%
          14 North Adger's Wharf
          Charleston, SC 29401

                                  Series B Preferred OP Units

5/11/1999 Metamora Golf Operating Company, L.L.C                    295,003   10,169                         100%        38-3462287
          c/o Total Golf, Inc.
          1303 W. Commerce Drive
          Milford, MI 48380

9/25/2000 Metamora (redemption)                                     (140,846) (10,169)

9/25/2000 Residual Value                                            (154,157)

          (Value at Issue-Value at Redemption)                    --------------       ---------
                                                                         -                  -


                                  Series C Preferred OP Units

7/28/1999 Burning Embers Corporation                                 1,350,000            48,949             100%        55-0720833
          Cooks Mine Road
          Bridgeport, WV 26330